UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported):

May 4, 2004

AUDIBLE, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

000-26529	22-3407945
(Commission File No.)	(IRS Employer Identification No.)

65 Willowbrook Boulevard
Wayne, NJ 07470
(Address of principal executive offices and zip code)

(973) 837-2700
(Registrant's telephone number, including area code)

Item 7.   Financial Statements and Exhibits.

(a)   Not Applicable.

(b)   Not Applicable.

(c)   Exhibits. 99.1 Press Release dated May 4, 2004.

Item 9.   Regulation FD Disclosure.

This Form 8-K furnishes information required under Items 9 and 12 of Form 8-K. See Item 12 below.

Item 12.       Results of Operations and Financial Condition.

On May 4, 2004, Audible, Inc. (the "Company") issued a press release (the "Press Release") announcing its financial results for the quarter ended March 31, 2004.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Form 8-K and the press release attached hereto as Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such press release be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2004	Audible, Inc.

/s/ Andrew P. Kaplan

	By:	Andrew P. Kaplan
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release issued by the Company on May 4, 2004.